NATIXIS DIVERSIFIED INCOME FUND

Supplement dated June 19, 2015 to the Prospectus and Summary Prospectus of Natixis Diversified

Income Fund, each dated May 1, 2015, as may be revised and supplemented from time to time.

On June 19, 2015, the Board of Trustees (the “Board”) of Natixis Funds Trust I (the “Trust”) approved a change to the name of Natixis Diversified Income Fund (the “Fund”), as well as changes in the Fund’s principal investment strategies. Effective at the close of business on August 31, 2015, the Fund’s name will be changed to “Loomis Sayles Multi-Asset Income Fund” and the Fund’s principal investment strategies will be amended and restated as described below. The Fund’s portfolio will be realigned to match these revised investment strategies, which likely will cause the Fund to experience increased transaction costs and shareholders to incur increased taxes on their investment in the Fund during this period as a result of net capital gains that may be realized from the sale of existing portfolio securities. Management has estimated the transaction costs payable by the Fund related to realigning the portfolio to be approximately $355,000. This amount does not include brokerage commissions payable by the Fund of approximately $60,000 which NGAM Advisors, L.P. has voluntarily agreed to reimburse to the Fund. This amount includes anticipated trading costs, which may be higher or lower than anticipated depending on the market conditions when the portfolio transactions are executed.

Effective at the close of business on August 31, 2015, all references to the “Active Dividend Equity” discipline, “AEW Diversified REIT” discipline, “Loomis Sayles – Inflation Protected Securities” discipline and the “Loomis Sayles – Multi-Sector Bond” discipline of the Fund are removed.

Effective at the close of business on August 31, 2015, Loomis, Sayles & Company, L.P. (the “Subadviser”) is the sole subadviser to the Fund.

Effective at the close of business on August 31, 2015, the sub-section “Principal Investment Strategies” within the “Fund Summary” and “Investment Goals, Strategies and Risks” sections is hereby replaced with the following with regard to the Fund:

The Fund intends to pursue its investment goal by utilizing a flexible investment approach that allocates investments across a broad range of income-producing securities, while employing risk management strategies to mitigate downside risk. The Fund may invest in equity securities (including common stocks, preferred stocks, depositary receipts, warrants, securities convertible into common or preferred stocks and real estate investment trusts (“REITS”)) and other equity-like interests in an issuer. The Fund may invest in fixed-income securities (including corporate debt, foreign and U.S. government and agency fixed-income securities, bank loans, adjustable floating rate loans and other floating rate debt instruments issued by U.S. and non-U.S. corporations and other business entities and convertible debt securities). The Fund may invest in below investment grade fixed-income securities (commonly known as “junk bonds”). Below investment grade fixed-income securities are rated below investment grade quality (i.e., none of the three major ratings agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investors Services, Inc. (“Fitch”) or Standard and Poor’s Ratings Group (“S&P”)), have rated the securities in one of its top four rating categories) or, if unrated, are determined by the Subadviser to be of comparable quality. There is no minimum rating for the fixed-income securities in which the Fund may invest. The Fund may invest in securities of any maturity or market capitalization. The Fund may invest in foreign securities including those in emerging markets.

The Fund may shift its assets among various types of income-producing securities based upon the Subadviser’s evaluation of changing market conditions, yield expectations and security-specific opportunities. Changes to the Fund’s asset allocations are based on several criteria, including global market cycles, global economic regimes and relative value opportunities. Under normal market conditions, the Fund will typically invest between 20% and 80% of its assets in fixed-income securities and between 30% and 70% in equity securities. However, the Fund is not required to allocate its investments among asset classes in any fixed proportion and may invest up to 100% of its assets in either equity securities or fixed-income securities.

In selecting individual investments for the Fund, the Subadviser considers factors including, but not limited to, economic and business cycles as well as top-down sector valuations and fundamental, bottom-up security valuations. In deciding which equity securities to buy and sell, the Subadviser seeks to identify securities that it believes are, among other things, attractively valued based on the Subadviser’s estimate of intrinsic value, with additional consideration given to dividend yield.

In deciding which fixed-income securities to buy and sell, the Subadviser may consider a number of factors including, but not limited to, diverging business cycles among countries and regions, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, the Subadviser’s expectations regarding general trends in interest rates and currency considerations. The Subadviser will also consider how purchasing or selling a security would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

When constructing the Fund’s portfolio the Subadviser will use risk management tools, such as models that evaluate risk correlation to various market factors or asset classes, to seek to manage risk on an ongoing basis. The portfolio management team expects to actively evaluate each investment idea and to decide to buy or sell an investment based upon: (i) its return potential; (ii) its level of risk; and (iii) its fit within the team’s overall macro strategy, with the goal of continually optimizing the Fund’s portfolio.

The Fund may also:

•	Invest up to 25% of its assets in publicly traded master limited partnerships
•	Invest in mortgage-related and asset-backed securities (including mortgage dollar rolls)
•	Invest in securities offered in initial public offerings (“IPOs”) and securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”).
•	Engage in options for hedging and investment purposes and enter into futures transactions, swap contracts (including credit default swaps), currency hedging transactions, exchange-traded notes, structured notes and other derivatives.
•	Engage in active and frequent trading of securities and other instruments. Effects of frequent trading may include high transaction costs, which may lower the Fund’s returns, and realization of short-term capital gains, distributions of which are taxable to shareholders who are individuals as ordinary income. Trading costs and tax effects associated with frequent trading may adversely affect the Fund’s performance.

Effective at the close of business on August 31, 2015, the sub-section “Principal Investment Risks” in the “Fund Summary” “More Information About the Fund” sections is hereby supplemented with the following with regard to the Fund:

Master Limited Partnership Risk

Investments in master limited partnerships (“MLPs”) involve risks in addition to the risks associated with investments in securities with similar characteristics, such as common stock of a corporation. Holders of common interests in MLPs typically have limited control and limited rights to vote on matters affecting the MLP. Conflicts of interest may also exist between an MLP’s common interest holders and its general partner or managing member, including those arising from incentive distribution payments. Many interests in MLPs are subject to restrictions on resale and may therefore be less liquid than other investments, which may subject MLP interests to more abrupt or erratic price movements and may increase the difficulty of disposing of such interests at favorable times and prices. The Fund may gain exposure to MLPs through derivatives, including exchange-traded notes (“ETNs”) and swaps, exposing the Fund to the risks of investing in derivatives generally. MLPs often own interests in energy infrastructure properties, including pipelines, or engage in activities related to the energy sector. Accordingly, to the extent the Fund invests in MLPs, it will likely be exposed to risks related to investments in the energy sector. In addition, if an MLP fails to meet the current legal requirements for treatment as a partnership, or if there are changes to the tax laws, an MLP could be treated as a corporation for U.S. federal income tax purposes, obligating the MLP to pay tax at the entity level and significantly reducing the income to the Fund from an investment in an MLP.

Effective at the close of business on August 31, 2015, Thomas Fahey will join the portfolio management team of the Fund. Kevin P. Kearns and Maura T. Murphy will remain as co-managers of the Fund. The information under the sub-section “Portfolio Managers” in the section “Management” is revised to include the following:

Thomas Fahey, Vice President of Loomis Sayles, has served as co-manager of the Fund since 2015.

Effective at the close of business on August 31, 2015, the information in the sub-section “Meet the Funds’ Portfolio Managers” in the section “Management Team” is revised to include the following:

Thomas Fahey — Thomas Fahey has served as a co-manager of the Fund since 2015. Mr. Fahey has 19 years of investment industry experience and joined Loomis Sayles in 2010. Previously, Mr. Fahey was a senior portfolio manager and global bond strategist at Standish Mellon Asset Management. Mr. Fahey earned a B.A. from St. Francis Xavier University in Nova Scotia and an M.A. from Concordia University in Quebec.

The total amount of the combined advisory and subadvisory fees paid by the Fund will not change.